UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

ENDOLOGIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Musick, Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 595-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 13, 2016, Endologix, Inc. (the “Company”) announced that it received notice from its Notified Body in the European Union (the “Notified Body”) that the Company would be receiving a suspension of the CE Mark for the AFX® system (“AFX”) within a few days. The suspension by the Notified Body is due to reports of Type III endoleaks with a prior generation of the device. The Company has, for its current generation of AFX products, implemented device and graft material improvements and updated instructions for use resulting in a substantial reduction in reported Type III endoleaks. In addition, no reports of Type III endoleaks have been reported with the Company’s AFX2 system (“AFX2”). The Company intends to provide documentation of the foregoing reduction in Type III endoleaks to the Notified Body and anticipates the CE Mark for AFX and AFX2 to be re-instated in January 2017. The Company also intends to share this information and additional background on the improvements to AFX and AFX2 in an upcoming letter to physicians in January 2017.

During the suspension, the Company’s Nellix® EndoVascular Aneurysm Sealing System and Ovation® System are available to physicians in Europe. AFX and AFX2 systems that were shipped to customers prior to the effectiveness of the suspension can still be implanted and are expected to provide excellent clinical outcomes. AFX and AFX2 continue to be available in the United States, Japan, and other international markets.

Cautionary Note Regarding Forward-Looking Statements

This report contains statements that may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the anticipated re-entry of AFX and AFX2 into the European Union, the accuracy of which are necessarily subject to risks and uncertainties, all of which are difficult or impossible to predict accurately and some of which are beyond the control of the Company. Many factors may cause actual results to differ materially from anticipated results, including uncertainty in the substance and timing of the Notified Body’s actions, and competitive pressures. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update any forward looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events. Please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and the Company’s subsequent filings with the Securities and Exchange Commission, for more detailed information regarding these risks and other factors that may cause actual results to differ materially from those expressed or implied

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: December 13, 2016	/s/ John McDermott
John McDermott
Chief Executive Officer